EXHIBIT 99.372

Needs of the Commercial Market What marketplace needs drive the TTC/ATC calculation problem? Availability of firm transportation rights Available well in advance of the energy trading period Term of rights commensurate with length of typical energy transactions Commercial certainty Ex-ante, not ex-post, pricing Transportation rights which ensure physical delivery of product, not just "financial" rights Rights should not be subject to excessive curtailments Liquidity Transportation rights that are well-defined and can be easily traded in the marketplace Simplicity is more important than precision

Needs of the Grid Managers What transmission provider needs drive the TTC/ATC calculation problem? Support the ability to operate the grid securely Do not over-allocate use of the grid Do not provide incentives to grid users to "game" the use of the grid by mismatches between deemed and actual grid uses Provide reasonable price signals to incite grid users to improve, rather than undermine, operational security Compensate the provider of transmission services Provide compensation for services rendered Address the "contract path" problem of competing transmission providers' "leaning" on other providers' systems Overall equity is more important than precision

Commerce vs. Operations: Striking the Right Balance With unbundling of grid products and services, pricing must become more sophisticated But it is not necessary that every kW of flow be individually priced Commercial and operations models need not be identical Differences between models are primarily cost allocation issues, not reliability issues Today, pricing is extremely crude, but system operation is reliable Simplifications and approximations in pricing do not mean that system operation cannot be secure and efficient Reflect "smearing" (socializing) of small costs, or Absorption of risk or price volatility by the service provider As in any other industry: a cost of guaranteeing product performance

Prerequisites for Market-Management of ATC Market participants should be given the ability to manage tradeoffs between production, transportation and consumption They do this in every other industry The fact that electricity "transportation" relies on networks in which participants' uses interact need not prevent self- management The key prerequisite: A commercial model which enables the creation of transmission rights which are: Well-defined Independently-exercisable

Zone A Zone C Zone B G1A G2A LineAB2 Line AC Line CB Operations Model of the Grid Load L2B Flow Distribution Factors for G1A serving L1B: 0.80 via AB 0.20 via AC - CB Flow Distribution Factors for G2A serving L1B: 0.75 via AB 0.250 via AC - CB Network Network Network G1B G2B Load L1B LineAB1

Zone A Zone C Zone B G1A G2A Equivalent Line AB Equivalent Line AC Equivalent Line CB L1B Using a reduced zonal equivalent model for the purpose of inter- zonal rights allocation only, all generators and loads within a zone are treated as being at the same location. G1B G2B L2B Zonal Commercial Equivalent Model

TTC, ATC and the Zonal Equivalent Using the commercial equivalent, define a set of simultaneously feasible long-term inter-zonal transfer capabilities (TTC) The problem of which set of TTCs to use is not much different than today (except that it is based on system capabilities, not contract paths) Auction TTC to the marketplace annually "Firm Transmission Rights" - FTRs - provide commercial (financial and operational) certainty of delivery between two zones Grid users can trade FTRs in secondary markets Grid operator also publishes matrix of sensitivities between coupled FTRs, to enable grid customers to make economic tradeoffs between interacting inter-zonal paths Grid users schedule daily using their FTRs

TTC, ATC and the Zonal Equivalent Daily operation Grid operator maps inter-zonal rights onto detailed operational model every day Discrepancies between inter-zonal rights are managed by the grid operator through acquisition of redispatch rights from the marketplace (i.e., purchase rights to increment/decrement generation to create counterflows to alleviate congestion) This is the same mechanism that the grid operator would use to manage intra-zonal congestion Grid operator can also make additional rights available day-ahead, by calculating any ATC remaining using the operations model

Market-Managed Transmission Access Grid users can acquire FTRs in the annual primary market auction Grid users can trade FTRs continuously in secondary markets "Transmission Exchanges," OASIS, bilateral trades... Grid users can also create additional rights through bilateral commitments to create counterflows With reasonable protocols, markets can do this before, during and after the day-ahead scheduling process No need for the grid manager to be involved in creating counterflows

Market-Managed Transmission Access Grid users can bid to acquire any rights made available by the grid manager on a day-ahead basis The grid manager's only roles in transmission access: Release any unused rights through day-ahead auction (Centralized model): create additional counterflows and auction capacity Manage intra-zonal congestion through a voluntary bidding process Manage the real-time operation of the grid Ensure that annual FTR auctions are conducted

TTC, ATC and the Zonal Equivalent The underlying operation of the grid is the same, whether one uses the detailed model or the zonal equivalent model The difference is the superposition of the zonal equivalent model onto the detailed model for commercial purposes This is no different than in any other industry - FedEx, airlines, gas transport This approach enables the transmission customers to conduct their business insulated from many of the details of system operations (no different than in any other industry) The approach also provides the grid operator with the redispatch tools it needs to manage grid security

Some Considerations

Important Attributes of FTRs Zones can be connected by multiple paths 2 A B C 1 3 4 Flow-based model: Unfriendly to commerce. To sell energy from A to B, need to acquire rights on Paths 1, 2, 3 and 4 Distribution of rights can change daily Zone-to-zone FTR model: To sell energy from A to B, acquire rights between A and B The two approaches are mathematically the same... neither is the "old" contract path approach... but the zone-to-zone approach provides more commercial certainty and simplicity FTRs provide zone-to-zone rights

Important Attributes of FTRs Number of FTRs for an interface: can be up to physical capacity of interface How to determine the zone-to-zone capacity ratings in a multi-zone network? Negotiated process to agree on a set of "maximum simultaneously feasible" flows (Hogan/Poolco model) WSCC Rated System Path approach: essentially the same thing A B C 1 3 2 Pab Pac

Other Important Attributes of FTRs Size: 1 MW Coverage: Unidirectional (i.e., from a sending zone to a receiving zone) Term: 1 year or seasonal (3-4 months) Number of FTRs for an interface: up to physical capacity (simultaneous rating) of interface Divisible into hourly blocks for resale in secondary markets Grid manager ensures annual auction of FTRs Availability and pricing of rights superior to FERC Order 888 Auction proceeds are credited to the entities who pay for the embedded costs of the transmission grid

Defining Transmission Capacity Rights and Calculating TTC: Various Options TTC = [x, y]. Sell this much and curtail when necessary. [A rights option] TTC = [x', y']. Sell this much and make additional (x-x') and (y-y') available near real-time (or sell as lower priority rights) [A rights option] TTC = [x", y"]. Sell this much and allow grid customers to trade-off between paths through published inter-zonal TTC sensitivity factor matrix [A rights option] Allow grid users to create additional rights through counter-flow commitments [An obligation] TTC [A-B] TTC [C-D] y y' x' x A B C E D y" x"

Additional ATC Can Be Made Available on a Short-Term Basis as Study Assumptions and Information Change Long-Term TTC Day-Ahead TTC

Mapping Scheduled Inter-Zonal FTRs to the Day-Ahead Detailed Operations Model: Additional ATC Can Be Made Available on a Short-Term Basis Flows calculated from detailed operations model day-ahead x Additional short-term ATC that can be released to the market

Discrepancies between Commercial and Operations Models: Redispatch Is Purchased by Grid Operator to Ensure that Grid Security is Maintained when All FTRs Are Used Flows calculated from detailed operations model day-ahead x Redispatch purchased by grid operator x'

Technical Challenges General methodology for calculating simplified commercial equivalents Transmission system topology and geographic nature of markets usually helps Complexity is almost always unnecessary Don't let exceptions define the rule! Determination of long-term TTC and TTC tradeoff matrices Same problem as calculating a multi-dimensional transfer capability nomogram But TTC is a function of price. This must be incorporated into the analysis

Key Messages The new framework for calculation of TTC/ATC must meet commercial needs as well as operational requirements Zonal model Tradable firm, inter-zonal transmission rights Information and protocols to enable self-management Allocation Pricing Trading of inter-zonal transmission rights (FTRs) by market participants The TTC/ATC calculation problem needs to be reformulated for the unbundled environment We must solve the right problem Neither TTC nor ATC are fixed, uniquely-calculable quantities New methodologies should be compatible with decentralized decision-making, rather than centralized "optimization"